UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2018

Vet Online Supply, Inc.
(Exact name of Company as specified in its charter)

Florida	000-55787	47-099750
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6500 Live Oak Drive Kelseyville, CA 95451
(Address of principal executive offices)

Phone: 503-308-9173
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors and of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 8, 2018 the Board of Directors received the resignation from Mathew C. Scott and confirmed the dismissal of Mr. Scott as an Officer/Director of the Company. There were no grievances between either party, as Mr. Scott has another business responsibility that requires his full-time attention. The company enjoyed working with Mathew Scott and appreciated his contribution. All unpaid debt and any stock issuances under previous agreements with Mr. Scott have been canceled.

The Board of Directors has appointed Hing N. Chan as a new Director to our Board effective November 8, 2018. Mr. Chan will focus his attention on our existing business in growing our pet product brands, and new businesses related to Crypto currency in order to enhance the financial portfolio of the company. The agreement between the company and Mr. Chan includes the issuance of 250 shares of Series B Preferred Stock issued to Hing Nian Chan which hereby are, duly authorized, validly issued, fully paid, and non-assessable, and the members of the Board unanimously consent to the payment of $50,000.00 annually to Hing Nian Chan, in consideration of his Board service, and hereby determine such compensation to be reasonable and in no way burdensome to the Corporation or a hindrance to the operations of the Corporation.

Hing N. Chan is 36 years old, and currently a senior data scientist working in the government. Mr. Chan is a seasoned financial industry IT specialist with over 13 years experience with leading automation, system integration and migrations, project management, and rapid solutions delivery for a broad range of products inclusive of fixed income, equities, and crypto currency. During the period from 2005 through 2014 Mr. Chan served various large companies, where he was a consultant to Goldman Sachs, employed by Barclays Capital Investment Bank to support the fixed income trading operations, assisted the mortgage trading operations in pricing, P&L, settlement, and allocations at UBS, and managed  the automation of news and data feeds at Thomson Financial.  Mr. Chan holds a bachelor’s of science degree in computer science from Queens College.

Item 9 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Resignation Letter Dated 11/8/2018 from Mathew C. Scott
10.2	Board Resolution Dated 11/8/2018 Appointing/Dismissing Officers/Directors

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company, or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vet Online Supply, Inc.

Date: November 9, 2018	By:	/s/Daniel Rushford
Daniel Rushford
Chairman and CEO